                                                                    Exhibit 99.1

            FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT AND WAIVER

     THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT AND WAIVER (this "Amendment"), dated September 20, 2006, is entered into among COMMERCE ENERGY, INC., a California corporation ("Borrower"), COMMERCE ENERGY GROUP, INC., a Delaware corporation ("Parent"), WACHOVIA CAPITAL FINANCE CORPORATION (WESTERN), a California corporation, as Agent and Lender ("Agent"), and THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation, as co-Lender ("Co-Lender").

                                    RECITALS

     A. Borrower, Parent and Agent have previously entered into that certain Loan and Security Agreement dated June 8, 2006 (the "Loan Agreement"), pursuant to which Agent and Co-Lender, as assignee of a portion of Agent's original rights and obligations under the Loan Agreement, have made certain loans and financial accommodations available to Borrower. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

     B. The following Events of Default have occurred and are continuing under the Loan Agreement: (i) until July 19, 2006, Borrower failed to maintain Eligible Cash Collateral of not less than $10,000,000 as required by Section
9.18 of the Loan Agreement; (ii) Borrower and Parent made Capital Expenditures (excluding acquisitions permitted under Section 9.10(h)) in excess of $3,500,000 during the fiscal year ended July 31, 2006, in contravention of Section 9.19 of the Loan Agreement; and (iii) Borrower granted Pacific Summit Energy LLC a security interest in its accounts receivable owing by those customers identified in Schedule 1 attached hereto, without giving Agent the thirty (30) days prior written notice required in the last paragraph of Section 5.1 of the Loan Agreement and in contravention of Section 9.8 of the Loan Agreement (collectively, the "Known Existing Defaults").

     C. Borrower has advised Agent and Co-Lender that Borrower intends to acquire certain assets of Houston Energy Services Company, L.L.C. (the "Proposed Acquisition"), as more particularly set forth in the Asset Purchase Agreement, Transition Services Agreement, Trading Book Side Letter and Operating Agreement, each dated September 20, 2006, and the other agreements referenced therein, each to be entered into by the parties thereto (collectively, the "Proposed Acquisition Documents") and substantially in the form delivered to Agent prior to the date hereof, and that Borrower intends to grant Pacific Summit Energy LLC a security interest in its accounts receivable owing by those customers whose contracts are being assigned to Borrower pursuant to the Proposed Acquisition Documents, which customers are identified in Schedule 2 attached hereto.

     D. Borrower has requested that Agent and Co-Lender waive the Known Existing Defaults and amend the Loan Agreement on the terms and conditions set forth herein.

     E. Borrower and Parent are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent's and Co-Lender's rights or remedies as set forth in the Loan Agreement is being waived or modified by the terms of this Amendment.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Amendments to Loan Agreement.

          (a) Addition to "Supplier Security Agreements". Section 1.101 of the Loan agreement is hereby amended and restated in its entirety to read as follows:

               "1.101. 'Supplier Security Agreements' shall mean, collectively, the Revised Security Agreement dated October 27, 2004 between Commerce Energy and DTE Energy Trading, Inc. as originally executed, the Security Agreement dated August 1, 2005 between Commerce Energy and Tenaska Power Services Co. as amended by the First Amendment to the Security Agreement dated March 7, 2006, the Security Agreement dated April 12, 2006 between Commerce Energy and Pacific Summit Energy LLC as originally executed, and the Security Agreement dated September 20, 2006 between Commerce Energy and Pacific Summit Energy LLC as originally executed."

          (b) Exclusion of New Pacific Summit Collateral from Security Interest.
Section 5.1 of the Loan Agreement is hereby amended by deleting the last paragraph thereof in its entirety and replacing it with the following:

               "Notwithstanding anything herein to the contrary, in no event shall the security interest granted under this Section 5.1 attach to, or shall "Collateral" include, the "Collateral" as defined in any Supplier Security Agreement (the "Supplier Collateral") if and for so long as such Supplier Security Agreement is in effect and the supplier thereunder holds a security interest in the Supplier Collateral, and if and for so long as the grant of Agent's security interest in the Supplier Collateral shall constitute or result in a breach or a default under such Supplier Security Agreement, provided, however, that, (r) with respect to the Supplier Security Agreement with DTE Energy Trading, Inc., the "RSCs" as defined therein shall not in any event include any customer that is located outside the State of Michigan and the foregoing exclusion from Agent's security interest shall not apply to the extent the "RSCs" as defined therein do include any customer that is located outside the State of Michigan, (s) with respect to the Supplier Security Agreement dated April 12, 2006 with Pacific Summit Energy LLC, an "RSC" as defined therein shall not in any event include any customer that is not an Original Permitted PSE Customer (as defined below) and the foregoing exclusion from Agent's security interest shall not apply to the extent an "RSC" as defined therein does include a customer that is not an Original Permitted PSE Customer and (t) with respect to the Supplier Security Agreement dated September 20, 2006 with Pacific Summit Energy LLC, (i) a "Customer Term Contract" as defined therein shall not in any case include any contract that is not an "Assigned Contract" as defined in that certain Asset Purchase Agreement dated September 20, 2006 between Commerce Energy and Houston Energy Services Company, L.L.C. ("HESCO"), and (ii) an "Assigned Customer" as defined therein shall not in any event include any customer whose contract has not been assigned by HESCO to Commerce Energy pursuant to such Asset Purchase Agreement, and the foregoing exclusion from Agent's security interest shall not apply to the extent the above clauses (i) and (ii) fail to be satisfied. For the purposes of this section, "Original Permitted PSE Customer" shall mean a customer that is hereafter included as an "RSC" under and as defined in the Supplier Security Agreement dated April 12, 2006 with Pacific Summit Energy LLC, provided, that, written notice of the inclusion of such customer as such an "RSC" is given by Commerce Energy to Agent not less than thirty (30) days prior to the effectiveness of such inclusion, and provided, further, that, no Event of Default has occurred and is continuing as of the effective date of such inclusion or would result from such inclusion, and the sum of all Accounts owing by the Permitted PSE Customers shall not exceed $5,000,000 in the aggregate outstanding at any time. To the extent any Accounts or other Receivables are excluded from Collateral pursuant to this paragraph, the provisions of Sections 6.3(a) and (c), 7.2 and 7.5 will not apply to such excluded Accounts or other Receivables."

          (c) Sales Schedules. Clause (i) of Section 7.1(a) of the Loan Agreement is hereby amended by inserting the following at the end thereof:

          ", which schedules shall separately and conspicuously identify any sales made, credits issued and cash received on account of Receivables excluded from Collateral pursuant to the last paragraph of Section 5.1 hereof"

          (d) Accounts Receivable Agings. Clause (iii)(C) of Section 7.1(a) of the Loan Agreement is hereby amended by inserting the following at the end thereof:

          ", which agings shall separately and conspicuously identify any accounts receivable excluded from Collateral pursuant to the last paragraph of Section 5.1 hereof"

          (e) Disclosure of New Pacific Summit Lien. Schedule 8.4 to the Information Certificate is hereby amended by deleting the words "Supplier Security Agreement" in the fourth row of the table contained therein, which relates to Pacific Summit Energy LLC, in their entirety and replacing them with the words "Supplier Security Agreements".

          (f) Disclosure of New Deposit Account. Schedule 8.10 to the Information Certificate is hereby amended by inserting a new fifth row into the table included in the section entitled "A. Part 1 - Deposit Accounts" therein with the information set forth under the headings below (which are included for ease of reference and not intended to be incorporated into such Schedule 8.10):

Name of
Company    Name and Address of Bank      Account No.     Purpose
-------   ---------------------------   -------------   --------
"CEI      Wachovia Bank                 2000032631597   Lockbox"
          1525 West W.T. Harris Blvd.
          Charlotte, NC 28262

          (g) Clarification of Insurance Covenant. Section 9.5 of the Loan Agreement is hereby amended by inserting the word "such" after the word "All" and before the words "policies shall provide" in the fourth sentence thereof.

          (h) Parent Guaranty. Section 9.9 of the Loan Agreement is hereby amended by deleting the word "and" in clause (f) thereof, deleting the period at the end of clause (g) thereof and replacing it with a semicolon and inserting thereafter the following new clause (h):

                   "(h) a guarantee by Parent of all or any part of the obligations of Commerce Energy under that certain Transition Services Agreement dated September 20, 2006 between Commerce Energy and Houston Energy Services Company, L.L.C."

          (i) Fixed Charge Coverage Ratio. Section 9.17 of the Loan Agreement is hereby amended by inserting the following at the end thereof:

          "provided, however, the foregoing covenant shall not be tested for the period ending August 31, 2006 or for the period ending September 30, 2006, but instead Borrowers shall maintain Excess Availability of not less than $10,000,000 at all times during the period from September 20, 2006 through the date on which Agent is furnished the financial statements as required in Section 9.6(a)(i) for the month ending October 31, 2006."

     2. Waivers Regarding Proposed Acquisition. Agent and Co-Lender hereby waive compliance with Sections 9.10(i)(iii), 9.10(i)(v) and 9.10(i)(vii) of the Loan Agreement, but only to the extent necessary to avoid a Default or Event of Default as a result of the Proposed Acquisition or any of the provisions of the Proposed Acquisition Documents; provided, however, that the closing of the Proposed Acquisition occurs on or prior to September 30, 2006; and provided, further, that Agent and Co-Lender reserve their rights to require the strict compliance with all of the conditions set forth in Section 9.10(i) of the Loan Agreement in connection with all other acquisitions of the type described therein.

     3. Waiver of Known Existing Defaults. Each of Agent and Co-Lender hereby waives enforcement of its rights against Borrower and Parent arising from the Known Existing Defaults; provided, however, nothing herein shall be deemed a waiver with respect to any failure of Borrower or Parent to comply fully with
Section 9.17 of the Loan Agreement (Fixed Charge Coverage Ratio) as it pertains to periods ending after July 31, 2006, Section 9.18 thereof (Eligible Cash Collateral) as it pertains to dates on or after June 19, 2006, Section 9.19 thereof (Capital Expenditures) as it pertains to fiscal years ending after July 31, 2006, and the notice requirement contained in the latest paragraph of
Section 5.1 thereof as it pertains to any customer other than those identified in Schedule 1 attached hereto. Subject to this Amendment becoming effective as set forth in Section 4 below, this waiver shall be deemed effective, as to each Known Existing Default, on the date of the first occurrence of such Known Existing Default. This waiver shall be effective only for the specific defaults comprising the Known Existing Defaults, and in no event shall this waiver be deemed to be a waiver of enforcement of Agent's or Co-Lender's rights with respect to any other Defaults or Events of Default now existing or hereafter arising. Nothing contained in this Amendment nor any communications between Borrower or Parent and Agent or Co-Lender shall be a waiver of any rights or remedies Agent or Co-Lender has or may have against Borrower or Parent, except as specifically provided herein. Except as specifically provided herein, Agent and Co-Lender hereby reserve and preserve all of their rights and remedies against Borrower and Parent under the Loan Agreement and the other Financing Agreements.

     4. Effectiveness of this Amendment. The effectiveness of this Amendment, and the waivers provided herein, are conditioned upon the occurrence of each of the following:

          (a) Amendment. Agent shall have received this Amendment, fully executed in a sufficient number of counterparts for distribution to all parties.

          (b) Amendment Fee. Agent shall have received an amendment fee in the amount of Twenty Thousand Dollars ($20,000) for the benefit of Agent and Co-Lender based upon their respective Pro Rata Shares, which fee is fully earned as of and due and payable on the date hereof.

          (c) Representations and Warranties. The representations and warranties set forth herein and in the Loan Agreement shall be true and correct.

          (d) Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent.

     5. Representations and Warranties. Each of Borrower and Parent represents and warrants as follows:

          (a) Authority. Such party has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Financing Agreements (as amended or modified hereby) to which it is a party. The execution, delivery and performance by such party of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

          (b) Enforceability. This Amendment has been duly executed and delivered such party. This Amendment and each Financing Agreement (as amended or modified hereby) is the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, and is in full force and effect.

          (c) Representations and Warranties. The representations and warranties contained in each Financing Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

          (d) Due Execution. The execution, delivery and performance of this Amendment are within the power of such party, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any material contractual restrictions binding on such party.

          (e) No Default. After giving effect to the waivers contained in this Amendment, no event has occurred and is continuing that constitutes a Default or Event of Default.

     6. Governing Law. The validity, interpretation and enforcement of this Amendment and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of California but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of California.

     7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

     8. Reference to and Effect on the Financing Agreements.

          (a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Financing Agreements to "the Loan Agreement", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

          (b) Except as specifically amended above, the Loan Agreement and all other Financing Agreements, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower or Parent (as applicable) to Agent and Co-Lender.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or Co-Lender under any of the Financing Agreements, nor constitute a waiver of any provision of any of the Financing Agreements.

          (d) To the extent that any terms and conditions in any of the Financing Agreements shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

     9. Estoppel. To induce Agent and Co-Lender to enter into this Amendment and to continue to make advances to Borrower under the Loan Agreement, Borrower hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of Borrower as against Agent or Co-Lender with respect to the Obligations.

     10. Integration. This Amendment, together with the other Financing Agreements, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

     11. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     12. Submission of Amendment. The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Agent or Co-Lender to waive any of their rights and remedies under the Financing Agreements, and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.

     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

                                        COMMERCE ENERGY, INC.,
                                        a California corporation


                                        By: /S/ STEVEN S. BOSS
                                            ------------------------------------
                                            Steven S. Boss
                                            President


                                        COMMERCE ENERGY GROUP, INC.,
                                        a Delaware corporation


                                        By: /S/ STEVEN S. BOSS
                                            ------------------------------------
                                            Steven S. Boss
                                            Chief Executive Officer


                                        WACHOVIA CAPITAL FINANCE CORPORATION
                                        (WESTERN), a California corporation


                                        By: /S/ JEFF SCOTT
                                            ------------------------------------
                                            Jeff Scott
                                            Vice President


                                        THE CIT GROUP/BUSINESS CREDIT, INC.,
                                        a New York corporation


                                        By: /S/ DEBRA A. PUTZER
                                            ------------------------------------
                                            Debra A. Putzer
                                            Senior Vice President

                       SCHEDULES AND EXHIBITS OMITTED FROM
            FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT AND WAIVER

Exhibits:
None

Schedules:
Schedule 1   Existing Pacific Summit Energy LLC Customers
Schedule 2   New Pacific Summit Energy LLC Customers